UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 18, 2005


                        Commission File Number 333-123092


                       INTERNATIONAL CELLULAR ACCESSORIES
                 (Name of small business issuer in its charter)


        Nevada                          5065                     20-1719023
(State of Incorporation)       (Primary SIC Number)     (IRS Employer ID Number)


                              48055 Yale Road, RR32
                         Chilliwack, BC, Canada V2P 6H4
                                 (604) 997-1824
          (Address and telephone number of principal executive offices)


                                   Rachel Wosk
                              48055 Yale Road, RR32
                         Chilliwack, BC, Canada V2P 6H4
                     Phone(604) 997-1824 Fax: (604) 792-0883
            (Name, address and telephone number of agent for service)

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Franklin Griffith & Associates, Certified Public Accountants, of Las Vegas, NV, audited the financial statements of the Registrant for the calendar year ended December 31, 2004. These financial statements accompanied the Registrant's Annual Reports on Form SB-2 for the calendar year ended December 31, 2004, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

The Registrant has been notified that effective October 18, 2005, Franklin Griffith & Associates has resigned as the Registrant's auditor. Franklin Griffith & Associates has decided to withdraw from the Public Company Auditing Oversight Board and will no longer be performing public company audits.

There were no disagreements between the Registrant and Franklin Griffith & Associates, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused Franklin Griffith & Associates to make reference to the subject matter of the disagreement in connection with its reports.

The reports of Franklin Griffith & Associates did not contain any adverse opinion or disclaimer of opinion, and, were not qualified or modified as to uncertainty, audit scope or accounting principles.

On October 18, 2005, the Board of Directors of the Registrant unanimously resolved to engage De Joya Griffith & Company, Certified Public Accountants, of Henderson, Nevada, to review the Registrant's unaudited financial statements for the quarter ended September 30, 2005.

During  the  Registrant's  two most  recent  fiscal  years and since  then,  the
Registrant has not consulted De Joya Griffith & Company regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                   Exhibit Description
-----------                   -------------------
   16.1             Letter from Franklin Griffith & Associates

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: October 18, 2005            International Cellular Accessories, Registrant


                                   By: /s/ Rachel Wosk
                                      -----------------------------------------
                                      Rachel Wosk, President and
                                      Chief Executive Office